Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 31, 2003


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware              0-22319                  16-1476509
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
        of Incorporation)                                Identification No.)


46 Prince Street, Rochester, New York                    14607
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Attached hereto as Exhibit 99.1 is a copy of a Press Release issued by the registrant on December 31, 2003, announcing the closing of the acquisition of American CareSource Corporation, reverse stock split and the result of the special meeting of shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATIENT INFOSYSTEMS, INC.

Date:  December 31, 2003                      By: /s/Roger L. Chaufournier
                                                     ---------------------
                                                     Roger L. Chaufournier
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99.1 Press release issued on December 31, 2003.